Exhibit 4.32.3

AMENDMENT N°22

TO THE A320/A330

PURCHASE AGREEMENT

BETWEEN

AIRBUS S.A.S.

AND

LATAM AIRLINES GROUP S.A.

REF: CT1242567

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“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

AMENDMENT N°22

TO THE

A320/A330 PURCHASE AGREEMENT

This Amendment No.22 (“Amendment No. 22”) is made as of the 15 day of April 2016 to the A320/A330 Purchase Agreement signed on November 14, 2006,

Between

AIRBUS S.A.S., having its principal office at:

1, rond-point Maurice Bellonte

31707 BLAGNAC CEDEX

FRANCE

and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (hereinafter referred to as “the Seller”) of the one part,

AND

LATAM AIRLINES GROUP S.A., having its principal office at:

Edificio Huidobro

Avenida Presidente Riesco 5711 – 20th Floor

Las Condes

SANTIAGO

CHILE

(herein after referred to as “the Buyer”) of the other part.

The Buyer and the Seller being collectively referred to as the “Parties” and individually as a “Party”.

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“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

WHEREAS

A-	The Seller and TAM Linhas Aereas S.A. (the “Original Buyer”) have signed on November 14, 2006, an A320/A330 Purchase Agreement (Reference CCC 337.0068/06) covering the purchase by the Original Buyer and the sale by the Seller of certain A320 Family Aircraft and A330-200 Aircraft which, together with all Exhibits, Appendixes, Letter Agreements, Amendment No. 1, dated as of January 21, 2008, Amendment No. 2, dated as of October 15, 2008, Amendment No. 3 dated July 1, 2009, Amendment No.4, dated as of July 1, 2009, Amendment No.5, dated as of December 24, 2009, Amendment No.6, dated as of March 4, 2010, Amendment No.7, dated as of July 28, 2010 (“Amendment No.7”), Amendment No.8, dated as of April 29, 2011, Amendment No.9, dated as of June 13, 2011, Amendment No.10, dated as of October 11, 2011, Amendment No.11, dated as of October 11, 2011, Amendment No.12, dated as of January 27, 2012, Amendment No. 13, dated as of November 30, 2012, Amendment No. 14, dated as of December 14, 2012, Amendment No. 15, dated as of February 18, 2013, Amendment No. 16, dated as of February 27, 2013 (“Amendment No.16”), Amendment No. 17, dated as of August 19, 2013 and Amendment No. 18, dated as of July 15, 2014, incorporated therein is hereinafter referred to as the “Original Agreement”.

B-	The Buyer, Seller and Original Buyer entered into a novation agreement dated 30 October 2014 (the “Novation”) novating the Original Agreement from the Original Buyer to the Buyer.

C-	The Buyer and the Seller entered into Amendment No. 19, dated as of December 11, 2014, Amendment No. 20, dated as of June 3, 2015 and Amendment No. 21, dated as of December 21, 2015 (altogether the “Amendments”), (the Original Agreement as novated pursuant to the Novation and amended pursuant to the Amendments is hereinafter referred to as the “Agreement”).

D-	The Buyer and the Seller have agreed to [***] as specified herein.

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“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

NOW THEREFORE IT IS AGREED AS FOLLOWS:

0.	SCOPE

The purpose of this Amendment No. 22 is to make the necessary amendments to the Agreement to reflect [***]

[***]

1.1	[***]: The Buyer has requested and the Seller has agreed to [***]

1.2	New Delivery Schedule: As a result of [***] set forth in Clause 1.1 above, the A319 / A320 / A321 delivery schedule set out in Clause 9.1.1.1 of the Agreement (as amended from time to time) is hereby amended and restated as follows:

QUOTE

9.1.1.1	A319 / A320 / A321 Aircraft

Aircraft Rank	Aircraft Type	Delivery Month/Quarter	Aircraft defined as
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

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“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Aircraft Rank	Aircraft Type	Delivery Month/Quarter	Aircraft defined as
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

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“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Aircraft Rank	Aircraft Type	Delivery Month/Quarter	Aircraft defined as
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

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“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Aircraft Rank	Aircraft Type	Delivery Month/Quarter	Aircraft defined as
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

UNQUOTE

1.3	Predelivery Payments

As a consequence of the [***] set forth in Clause 1.1 above, in respect of the [***], the [***] and the [***] shall be adjusted pursuant to Clauses [***] of the Agreement respectively (as amended from time to time) to reflect the [***] Scheduled Delivery Quarter of such [***]. If such [***] results in an [***] in respect of such [***], such [***] shall be applied on the date [***] due by the Buyer to the Seller under the Agreement.

[***]

4.	CONFIDENTIALITY

This Amendment No. 22 is subject to the confidentiality provisions set forth in Clause 22.10 of the Agreement.

5.	LAW AND JURISDICTION

This Amendment No. 22 shall be governed by and construed in accordance with the laws of England. Any dispute arising out of or in connection with this Amendment No. 22 shall be within the exclusive jurisdiction of the Courts of England.

6.	MISCELLANEOUS PROVISIONS

If not otherwise expressly stated in this Amendment No. 22, the Agreement, its Exhibits and Letter Agreements shall apply also to this Amendment No 22.

This Amendment No. 22 supersedes any previous understandings, commitments or representations whatsoever oral or written with respect to the matters referred to herein.

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“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

The Agreement between the Seller and the Buyer shall be deemed amended to the extent herein provided, and, except as specifically amended hereby, shall continue in full force and effect in accordance with its original terms.

Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Agreement.

In the event of any inconsistency between the Agreement and the present Amendment No. 22, the latter shall prevail to the extent of said inconsistency.

This Amendment No. 22 may be signed by the Parties hereto in separate counterparts, each of which when so signed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

7.	SEVERABILITY

In the event that any provision of this Amendment No. 22 should for any reason be held ineffective, the remainder of this Amendment No. 22 shall remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law which renders any provision of this Amendment No. 22 prohibited or unenforceable in any respect. Any provisions of this Amendment No. 22 which may prove to be or become, illegal, invalid or unenforceable in whole or in part, shall as far as reasonably possible, and subject to applicable law, be performed in accordance with the spirit and purpose of this Amendment No. 22.

This Amendment No. 22 has been executed in two (2) original specimens which are in English.

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“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

IN WITNESS WHEREOF this Amendment No. 22 to the Agreement was duly entered into the day and year first above written.

For and on behalf of	For and on behalf of

LATAM AIRLINES GROUP S.A.	AIRBUS S.A.S.
Name :	Name :
Title :	Title :

Name :
Title :

Witness
Name :
Title :

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“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

AMENDMENT N°23

TO THE A320/A330

PURCHASE AGREEMENT

BETWEEN

AIRBUS S.A.S.

AND

LATAM AIRLINES GROUP S.A.

REF: CT1242567

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“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

AMENDMENT N°23

TO THE

A320/A330 PURCHASE AGREEMENT

This Amendment No.23 is made as of the 15 day of April 2016 to the A320/A330 Purchase Agreement signed on November 14, 2006,

Between

AIRBUS S.A.S., having its principal office at:

1, rond-point Maurice Bellonte

31707 BLAGNAC CEDEX

FRANCE

and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (hereinafter referred to as “the Seller”) of the one part,

AND

LATAM AIRLINES GROUP S.A., having its principal office at:

Edificio Huidobro

Avenida Presidente Riesco 5711 – 20th Floor

Las Condes

SANTIAGO

CHILE

(herein after referred to as “the Buyer”) of the other part.

The Buyer and the Seller being collectively referred to as the “Parties” and individually as a “Party”.

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“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

WHEREAS

A-	The Seller and TAM Linhas Aereas S.A. (the “Original Buyer”) have signed on November 14, 2006, an A320/A330 Purchase Agreement (Reference CCC 337.0068/06) covering the purchase by the Original Buyer and the sale by the Seller of certain A320 Family Aircraft and A330-200 Aircraft which, together with all Exhibits, Appendixes, Letter Agreements, Amendment No. 1, dated as of January 21, 2008, Amendment No. 2, dated as of October 15, 2008, Amendment No. 3 dated July 1, 2009, Amendment No.4, dated as of July 1, 2009, Amendment No.5, dated as of December 24, 2009, Amendment No.6, dated as of March 4, 2010, Amendment No.7, dated as of July 28, 2010, Amendment No.8, dated as of April 29, 2011, Amendment No.9, dated as of June 13, 2011, Amendment No.10, dated as of October 11, 2011, Amendment No.11, dated as of October 11, 2011, Amendment No.12, dated as of January 27, 2012, Amendment No. 13, dated as of November 30, 2012, Amendment No. 14, dated as of December 14, 2012, Amendment No. 15, dated as of February 18, 2013, Amendment No. 16, dated as of February 27, 2013, Amendment No. 17, dated as of August 19, 2013 and Amendment No. 18, dated as of July 15, 2014, incorporated therein is hereinafter referred to as the “Original Agreement”.

B-	The Buyer, Seller and Original Buyer entered into a novation agreement dated 30 October 2014 (the “Novation”) novating the Original Agreement from the Original Buyer to the Buyer.

C-	The Buyer and the Seller entered into Amendment No. 19, dated as of December 11, 2014, Amendment No. 20, dated as of June 3, 2015, Amendment No. 21, dated as of December 21, 2015 and Amendment No. 22, dated as of even date herewith (altogether the “Amendments”), (the Original Agreement as novated pursuant to the Novation and amended pursuant to the Amendments is hereinafter referred to as the “Agreement”).

D-	The Buyer and the Seller have agreed to amend certain provisions of the Agreement, to [***].

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“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

NOW THEREFORE IT IS AGREED AS FOLLOWS:

0.	Scope

0.1	The purpose of this Amendment No. 23 is to make the necessary amendments to the Agreement to [***].

1.	Definitions

Capitalized terms used herein and not otherwise defined in this Amendment No. 23 will have the meanings assigned to them in the Agreement.

2.	Standard Specification of the NEO Aircraft

2.1.	The parties hereby agree to either insert in alphabetical order or amend and restate, as the case may be, the following definitions in Clause 0.1 of the Agreement:

A319 NEO or A319 NEO Aircraft: an A319-100N aircraft, including the relevant NEO Propulsion Systems and any part, component, equipment and accessories installed in or on such aircraft installed thereon upon Delivery.

A319 NEO Standard Specification: the A319-100N standard specification document [***], which includes a maximum take-off weight (MTOW) of [***], a maximum landing weight (MLW) of 63[***] and a maximum zero fuel weight (MZFW) of [***], a copy of which has been annexed to the Agreement as Exhibit A-1.

A319 NEO Specification: the A319 NEO Standard Specification as amended by all applicable SCNs.

A320 NEO or A320 NEO Aircraft: an A320-200N aircraft, including the relevant NEO Propulsion Systems and any part, component, equipment and accessories installed in or on such aircraft installed thereon upon Delivery.

A320 NEO Family Aircraft or NEO Aircraft: as applicable, any or all of the A319 NEO Aircraft, any or all of the A320 NEO Aircraft and any or all of the A321 NEO Aircraft.

A320 NEO Standard Specification: the A320-200N standard specification document Number [***], which includes a maximum take-off weight (MTOW) of [***], a maximum landing weight (MLW) of [***] and a maximum zero fuel weight (MZFW) of [***], a copy of which has been annexed to the Agreement as Exhibit A-2.

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“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

A320 NEO Specification: the A320 NEO Standard Specification as amended by all applicable SCNs.

A321 NEO or A321 NEO Aircraft: an A321-200N aircraft, including the relevant NEO Propulsion Systems and any part, component, equipment and accessories installed in or on such aircraft installed thereon upon Delivery.

A321 NEO Standard Specification: the A321-200N standard specification document [***], which includes a maximum take-off weight (MTOW) of [***], a maximum landing weight (MLW) of [***] and a maximum zero fuel weight (MZFW) of [***], a copy of which has been annexed to the Agreement as Exhibit A-3.

A321 NEO Specification: the A321 NEO Standard Specification as amended by all applicable SCNs.

NEO Aircraft Basic Price: has the meaning set forth in Clause 3.1 (applicable to A320 NEO Family Aircraft) of the Agreement.

NEO Airframe: any A320 NEO Family Aircraft, excluding the respective NEO Propulsion Systems.

NEO Airframe Basic Price: has the meaning set forth in Clause 3.1.1 (applicable to A320 NEO Family Aircraft) of the Agreement.

NEO Propulsion Systems Basic Price: has the meaning set forth in Clause 3.1.2 (applicable to A320 NEO Family Aircraft) of the Agreement.

NEO Standard Specification: means individually or collectively, the A319 NEO Standard Specification, the A320 NEO Standard Specification or A321 NEO Standard Specification, as applicable.

Specification: means either (a) the Standard Specification or NEO Standard Specification, as applicable, if no SCNs are applicable or (b) if SCNs are issued, the Standard Specification or NEO Standard Specification, as applicable, as amended by all applicable SCNs.

2.2	The following definitions are hereby deleted in their entirety from Clause 0.1 of the Agreement:

Irrevocable SCNs: means the list of SCNs, which are irrevocably part of the A320 NEO Family Aircraft specifications, as expressly set forth in Appendix 1 through 3 of Exhibit B1 to Amendment No. 11 of this Agreement.

New Engine Option: has the meaning set forth in Clause 2.1.2 of Amendment No. 11.

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“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

3.	NEO SPECIFICATION

Clause 2 of Amendment No. 11 is hereby deleted in its entirety and replaced with the following quoted text:

QUOTE

2.	A320 NEO FAMILY AIRCRAFT SPECIFICATION

Clause 2 of the Agreement as amended shall not apply to the A320 NEO Family Aircraft and the following provisions shall apply in their place:

QUOTE

2.1	NEO Aircraft Specification

2.1.1	Each A320 NEO Family Aircraft shall be manufactured in accordance with the applicable NEO Standard Specification, as may already have been modified or varied at the date of Amendment No. 23 by the Specification Change Notices listed in Appendix 1 to Exhibit A-1, Appendix 1 to Exhibit A-2 or Appendix 1 to Exhibit A-3, as applicable, to this Agreement.

[***]

2.2	Specification Amendment

The Parties understand and agree that the Specification may be further amended following signature of Amendment No. 23 to this Agreement in accordance with the terms of this Clause 2.

2.2.1	Specification Change Notice

The Specification may be amended by written agreement between the parties in a Specification Change Notice (“SCN”). Each SCN shall be substantially in the form set out in Exhibit B to this Agreement and shall set out the SCN’s Aircraft embodiment rank number and shall also set forth, in detail, the particular change to be made to the Specification and the effect, if any, of such change on [***]. An SCN may result in an adjustment of the Aircraft Basic Price, which adjustment, if any, shall be specified in the SCN.

2.2.2	Development Changes

The Specification may also be amended to incorporate changes deemed necessary by the Seller to improve the A320 NEO Family Aircraft, prevent delay or ensure compliance with this Agreement (“Development Changes”), as set forth in this Clause 2.

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“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

2.2.2.1	Manufacturer Specification Change Notices

2.2.2.1.1	The Specification may be amended by the Seller through a Manufacturer Specification Change Notice (“MSCN”), which shall be substantially in the form set out in Exhibit B2 to the Agreement, or by such other means as may be deemed appropriate, and shall set out the MSCN’s relevant A320 NEO Family Aircraft embodiment rank number as well as, in detail, the particular change to be made to the Specification and the effect, if any, of such change on [***]

[***]

2.2.2.2	In the event of the Seller revising the Specification to incorporate Development Changes which have no adverse effect on [***], such revision shall be performed by the Seller without the Buyer’s consent.

In such cases, the Buyer shall have access to the details of such changes through the relevant application in AirbusWorld.

2.3	NEO Propulsion Systems

2.3.1	Each Airframe of the A320 NEO Family Aircraft shall be equipped with a set of either [***], upon selection referred to respectively as the “NEO Propulsion Systems”.

	[	***]	[	***]
A319-100 NEO	[	***]	[	***]
A320-200 NEO	[	***]	[	***]
A321-200 NEO	[	***]	[	***]

*	AET means Airbus Equivalent Thrust

[***]

2.4	Milestones

2.4.1	Customization Milestones Chart

Within a reasonable period following signature of Amendment No.11, the Seller shall provide the Buyer with a customization milestones chart (the “Customization Milestone Chart”), setting out how far in advance of the Scheduled Delivery Month of the A320 NEO Family Aircraft an SCN must be executed in order to integrate into the Specification any items requested by the Buyer from the Seller’s catalogues of Specification change options (the “Option Catalogues”).

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“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

2.4.2	Contractual Definition Freeze

The Customization Milestone Chart shall define the date(s) by which the contractual definition of the A320 NEO Family Aircraft must be finalized and all SCNs need to have been executed by the Buyer (the “Contractual Definition Freeze” or “CDF”) in order to enable their incorporation into the manufacturing of the Aircraft and Delivery of the A320 NEO Family Aircraft in the Scheduled Delivery Month. Each such date shall be referred to as a “CDF Date”. [***]

[***]

UNQUOTE

4.	NEO AIRCRAFT PRICES

Clause 3 of Amendment No. 11 is hereby deleted in its entirety and replaced with the following quoted text:

QUOTE

3.	A320 NEO FAMILY AIRCRAFT PRICES

With respect to the A320 NEO Family Aircraft, the provisions contained in clause 3.1 and Clause 3.2 of the Agreement shall not apply and the following provisions shall apply in their place:

QUOTE

3.1	Price of A320 NEO Family Aircraft

For each A320 NEO Family Aircraft, the NEO Aircraft basic price (the “NEO Aircraft Basic Price”) shall be respectively, the sum of:

i)	the NEO Airframe Basic Price as defined in Clause 3.1.1 below and

ii)	the NEO Propulsion Systems Basic Price as defined in Clause 3.1.2 below.

3.1.1	NEO Airframe Basic Price

The NEO Airframe basic price (the “NEO Airframe Basic Price”) for the 2011 A320 NEO Family Aircraft is the sum of:

(i)	the basic price of the NEO Airframe as defined in the relevant NEO Standard Specification, including Nacelles and Thrust Reversers, and excluding Buyer Furnished Equipment, which is:

[***]

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(ii)	the base price of the SCN’s defined and listed in Appendix 1 of Exhibits A-1, A-2 and A-3 of this Agreement, which is:

[***]

[***]

All respective NEO Airframe Basic Prices have been established in accordance with the average economic conditions prevailing in [***] (the “Base Period”).

3.1.2	NEO Propulsion Systems Basic Price

The basic price of the NEO Propulsion Systems (the “NEO Propulsion Systems Basic Price”) shall, depending on the NEO Propulsion Systems selected by the Buyer, be as applicable pursuant to Clauses 3.1.2.1 or 3.1.2.2.

[***]

The NEO Propulsion Systems Basic Prices have been established in accordance with the delivery conditions prevailing in [***] have been computed from the Propulsion Systems Reference Price as set forth in Exhibit A Part 2 to the Amendment No.11.

3.1.2.2	[***]

The NEO Propulsion Systems Basic Prices have been established in accordance with the delivery conditions prevailing in [***] have been computed from the Propulsion Systems Reference Price as set forth in Exhibit A Part 3 to the Amendment No.11.

3.2	Final Price

The Final Price of each A320 NEO Family Aircraft shall be the sum of:

(i)	the NEO Airframe Basic Price as revised as of the Delivery Date in accordance with Clause 4.1; plus

(ii)	the aggregate of all increases or decreases to the NEO Airframe Basic Price as agreed in any Specification Change Notice or part thereof applicable to the NEO Airframe subsequent to the date of this Agreement as revised as of the Delivery Date in accordance with Clause 4.1; plus

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(iii)	the NEO Propulsion Systems Reference Price as revised as of the Delivery Date in accordance with Clause 4.2; plus

(iv)	the aggregate of all increases or decreases to the Propulsion Systems Reference Price as agreed in any Specification Change Notice or part thereof applicable to the NEO Propulsion Systems subsequent to the date of this Agreement as revised as of the Delivery Date in accordance with Clause 4.2; plus

(v)	any other amount due by the Buyer to the Seller provided for or resulting from any other provision of this Agreement and/or any other written agreement between the Buyer and the Seller with respect to the Aircraft.

UNQUOTE

5.	LAW AND JURISDICTION

Clause 22.4 of the Agreement is hereby amended to include the following quoted text:

QUOTE

22.4.3.	The Buyer appoints the person from time to time appointed by the buyer under the Companies Act 2006 to receive on its behalf in England service of any proceedings under this Clause 22.4. Such service shall be deemed completed on delivery to such agent (whether or not it is forwarded to and received by the Buyer) and shall be valid until such time as the Seller has received prior written notice that such agent has ceased to act as agent. The name and address of the agent appointed by the Buyer at the time of execution of Amendment N°23 shall be notified in writing to the Seller at such time. If for any reason such agent ceases to be able to act as agent or no longer has an address in England, the Buyer shall forthwith appoint a substitute acceptable to the Seller and deliver to the Seller the new agent’s name and address in England.

22.4.4.	The Seller irrevocably appoints [***] (for the attention of: Legal Department) as its agent to receive on its behalf in England service of any proceedings under this Clause 22.4. Such service shall be deemed completed on delivery to such agent (whether or not it is forwarded to and received by the Seller) and shall be valid until such time as the Buyer has received prior written notice that such agent has ceased to act as agent. If for any reason such agent ceases to be able to act as agent or no longer has an address in England, the Seller shall forthwith appoint a substitute acceptable to the Buyer and deliver to the Buyer the new agent’s name and address in England.

A320/A330 PA – LATAM – Amdt. 23 – CT1242567- 04/2016	Page 10 of 21

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

UNQUOTE

6.	EXHIBIT A Part 1 – Seller Price Revision Formula

In Clause 3 of Part 1 of Exhibit A to Amendment No. 11 to the Agreement the reference to “Table 6” is hereby replaced with “Table 9”.

7.	EXHIBIT A Part 2 – Propulsion Systems Price Revision Formula [***]

7.1	Clause 1 of Part 2 of Exhibit A to Amendment No. 11 to the Agreement is hereby deleted in its entirety and replaced with the following text:

QUOTE

1.	REFERENCE PRICE OF THE NEO PROPULSION SYSTEMS

1.1	The Reference Price of a set of two [***]

[***]

This Reference Price is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics and in accordance with the provisions of Clauses 4 and 5 hereof.

1.2	The Reference Price of a set of [***]

[***]

This Reference Price is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics and in accordance with the provisions of Clauses 4 and 5 hereof.

1.3	The Reference Price of a set of [***]

[***]

This Reference Price is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics and in accordance with the provisions of Clauses 4 and 5 hereof.

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“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

UNQUOTE

7.2	In Clause 3 of Part 2 of Exhibit A to Amendment No. 11 to the Agreement the reference to “Table 6” is hereby replaced with “Table 9”.

8.	EXHIBIT A Part 3 – Propulsion Systems Price Revision Formula [***]

8.1	Clause 1 of Part 3 of Exhibit A to Amendment No. 11 to the Agreement is hereby deleted in its entirety and replaced with the following text:

QUOTE

1.	REFERENCE PRICE OF THE NEO PROPULSION SYSTEMS

1.1	The Reference Price of a set of [***]

[***]

The Reference Price is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions hereof.

1.2	The Reference Price of a set of [***]

[***]

The Reference Price is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions hereof.

1.3	The Reference Price of a set of [***]

[***]

The Reference Price is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions hereof.

UNQUOTE

8.2	In Clause 3 of Part 3 of Exhibit A to Amendment No. 11 to the Agreement the reference to “Table 6 is hereby replaced with “Table 9”.

9.	SCN Exhibits

9.1	Exhibit B1, including Appendices 1, 2 and 3 thereto, to Amendment No. 11 is hereby deleted in its entirety.

A320/A330 PA – LATAM – Amdt. 23 – CT1242567- 04/2016	Page 12 of 21

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

9.2	Exhibit A-1, Exhibit A-2 and Exhibit A-3 attached hereto as Appendix 1 are hereby added to the Agreement.

[***]

11.	PREDELIVERY PAYMENTS

Any Predelivery Payments [***] shall be paid by the Buyer to the Seller [***] the date of [***]

Any Predelivery Payments [***] shall be applied on the date of [***] due under the Agreement.

[***]

13.	CONFIDENTIALITY

This Amendment No. 23 is subject to the confidentiality provisions set forth in Clause 22.10 of the Agreement.

14.	AMENDMENT NO. 6

In Amendment No.6, all references to “Amendment No.5” shall be read and construed as references to “Amendment No.6”.

15.	AMENDMENT NO. 7

15.1	Paragraph 5.3 of Amendment No. 7 is hereby deleted in its entirety and replaced with the following:

QUOTE

This Amendment No.7 shall be governed by and construed in accordance with the laws of England. Any dispute arising out of or in connection with this Amendment No.7 shall be within the exclusive jurisdiction of the Courts of England.

UNQUOTE

15.2	Paragraph 10 of Letter Agreement No.1 to Amendment No.7, Paragraph 10 of Letter Agreement No.2 to Amendment No.7 and Paragraph 5 of Letter Agreement No.3 to Amendment No.7 are each hereby deleted in their entirety and each replaced with the following:

A320/A330 PA – LATAM – Amdt. 23 – CT1242567- 04/2016	Page 13 of 21

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

QUOTE

This Letter Agreement shall be governed by and construed in accordance with the laws of England. Any dispute arising out of or in connection with this Letter Agreement shall be within the exclusive jurisdiction of the Courts of England.

UNQUOTE

[***]

17.	LAW AND JURISDICTION

This Amendment No. 23 shall be governed by and construed in accordance with the laws of England. Any dispute arising out of or in connection with this Amendment No. 23 shall be within the exclusive jurisdiction of the Courts of England.

18.	MISCELLANEOUS PROVISIONS

If not otherwise expressly stated in this Amendment No. 23, the Agreement, its Exhibits and Letter Agreements shall apply also to this Amendment No 23.

This Amendment No. 23 supersedes any previous understandings, commitments or representations whatsoever oral or written with respect to the matters referred to herein.

The Agreement between the Seller and the Buyer shall be deemed amended to the extent herein provided, and, except as specifically amended hereby, shall continue in full force and effect in accordance with its original terms.

Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Agreement.

In the event of any inconsistency between the Agreement and the present Amendment No. 23, the latter shall prevail to the extent of said inconsistency.

This Amendment No. 23 may be signed by the Parties hereto in separate counterparts, each of which when so signed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

19.	SEVERABILITY

In the event that any provision of this Amendment No. 23 should for any reason be held ineffective, the remainder of this Amendment No. 23 shall remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law which renders any provision of this Amendment No. 23 prohibited or unenforceable in any respect. Any provisions of this Amendment No. 23 which may prove to be or become, illegal, invalid or unenforceable in whole or in part, shall as far as reasonably possible, and subject to applicable law, be performed in accordance with the spirit and purpose of this Amendment No. 23.

This Amendment No. 23 has been executed in two (2) original specimens which are in English.

A320/A330 PA – LATAM – Amdt. 23 – CT1242567- 04/2016	Page 14 of 21

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

IN WITNESS WHEREOF this Amendment No. 23 to the Agreement was duly entered into the day and year first above written.

For and on behalf of	For and on behalf of

LATAM AIRLINES GROUP S.A.	AIRBUS S.A.S.

Name :	Name :
Title :	Title :

LATAM AIRLINES GROUP S.A.

Name :
Title :

Witness

Name :
Title :

A320/A330 PA – LATAM – Amdt. 23 – CT1242567- 04/2016	Page 15 of 21

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Appendix 1 to Amendment No. 23

[***]

A320/A330 PA – LATAM – Amdt. 23 – CT1242567- 04/2016	Page 16 of 21

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Appendix 1 to Amendment No. 23

[***]

A320/A330 PA – LATAM – Amdt. 23 – CT1242567- 04/2016	Page 17 of 21

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Appendix 1 to Amendment No. 23

[***]

A320/A330 PA – LATAM – Amdt. 23 – CT1242567- 04/2016	Page 18 of 21

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Appendix 1 to Amendment No. 23

[***]

A320/A330 PA – LATAM – Amdt. 23 – CT1242567- 04/2016	Page 19 of 21

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Appendix 1 to Amendment No. 23

[***]

A320/A330 PA – LATAM – Amdt. 23 – CT1242567- 04/2016	Page 20 of 21

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Appendix 1 to Amendment No. 23

[***]

A320/A330 PA – LATAM – Amdt. 23 – CT1242567- 04/2016	Page 21 of 21

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

AMENDMENT N°24

TO THE A320/A330

PURCHASE AGREEMENT

BETWEEN

AIRBUS S.A.S.

AND

LATAM AIRLINES GROUP S.A.

REF: CT1242567

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

AMENDMENT N°24

TO THE

A320/A330 PURCHASE AGREEMENT

This Amendment No.24 (“Amendment No. 24”) is made as of the_8__day of August 2016 to the A320/A330 Purchase Agreement signed on November 14, 2006,

Between

AIRBUS S.A.S., having its principal office at:

1, rond-point Maurice Bellonte

31707 BLAGNAC CEDEX

FRANCE

and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (hereinafter referred to as “the Seller”) of the one part,

AND

LATAM AIRLINES GROUP S.A., having its principal office at:

Edificio Huidobro

Avenida Presidente Riesco 5711 – 20th Floor

Las Condes

SANTIAGO

CHILE

(herein after referred to as “the Buyer”) of the other part.

The Buyer and the Seller being collectively referred to as the “Parties” and individually as a “Party”.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

WHEREAS

A-	The Seller and TAM Linhas Aereas S.A. (the “Original Buyer”) have signed on November 14, 2006, an A320/A330 Purchase Agreement (Reference CCC 337.0068/06) covering the purchase by the Original Buyer and the sale by the Seller of certain A320 Family Aircraft and A330-200 Aircraft which, together with all Exhibits, Appendixes, Letter Agreements, Amendment No. 1, dated as of January 21, 2008, Amendment No. 2, dated as of October 15, 2008, Amendment No. 3 dated July 1, 2009, Amendment No.4, dated as of July 1, 2009, Amendment No.5, dated as of December 24, 2009, Amendment No.6, dated as of March 4, 2010, Amendment No.7, dated as of July 28, 2010 (“Amendment No.7”), Amendment No.8, dated as of April 29, 2011, Amendment No.9, dated as of June 13, 2011, Amendment No.10, dated as of October 11, 2011 (“Amendment No.10”), Amendment No.11, dated as of October 11, 2011 (“Amendment No.11”), Amendment No.12, dated as of January 27, 2012, Amendment No. 13, dated as of November 30, 2012, Amendment No. 14, dated as of December 14, 2012, Amendment No. 15, dated as of February 18, 2013, Amendment No. 16, dated as of February 27, 2013, Amendment No. 17, dated as of August 19, 2013 and Amendment No. 18, dated as of July 15, 2014, incorporated therein is hereinafter referred to as the “Original Agreement”.

B-	The Buyer, Seller and Original Buyer entered into a novation agreement dated 30 October 2014 (the “Novation”) novating the Original Agreement from the Original Buyer to the Buyer.

C-	The Buyer and the Seller entered into Amendment No. 19, dated as of December 11, 2014 (“Amendment No.19”), Amendment No. 20, dated as of June 3, 2015, Amendment No. 21, dated as of December 21, 2015, Amendment No. 22, dated as of April 15, 2016 and Amendment No. 23, dated as of April 15, 2016 (altogether the “Amendments”), (the Original Agreement as novated pursuant to the Novation and amended pursuant to the Amendments is hereinafter referred to as the “Agreement”).

D-	The Buyer and the Seller entered into, as of the same date hereof, an amendment No.6 to the A320 Family Purchase Agreement dated June 22, 2011, with reference CT1101195 (“Amendment No.6”) (the “Other Agreement”) [***]

E-	The Buyer and the Seller now wish to enter into this Amendment No.24 [***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

NOW THEREFORE IT IS AGREED AS FOLLOWS:

0.	DEFINITIONS

The terms “herein,” “hereof,” and words of similar import refer to this Amendment No.24 and capitalized terms used herein and not otherwise defined in this Amendment No.24 will have the meanings assigned to them in the Agreement.

1.	SCOPE

The purpose of this Amendment No. 24 is to [***] subject to terms and conditions set out herein.

[***]

2.2	Clause 0.1 of Amendment No.11 is hereby amended and restated as follows:

QUOTE

0.1	Sale and Purchase: Pursuant to and in accordance with the terms and conditions contained in this Amendment N°11 (and incorporating the relevant provisions of the Agreement), the Seller shall sell and deliver and the Buyer shall buy and take delivery of [***] NEO Aircraft being [***] A320 NEO Aircraft and [***] A321 NEO Aircraft (hereinafter collectively referred to as the “2011 A320 NEO Family Aircraft”).

UNQUOTE

[***]

3.	DELIVERY SCHEDULE

As a result of [***] set forth in Clause 2.1 above, the A319 / A320 / A321 delivery schedule set out in Clause 9.1.1.1 of the Agreement (as amended from time to time) is hereby amended and restated as follows:

QUOTE

9.1.1.1	A319 / A320 / A321 Aircraft

Aircraft Rank	Aircraft Type	Delivery Month/Quarter	Aircraft defined as
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Aircraft Rank	Aircraft Type	Delivery Month/Quarter	Aircraft defined as
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Aircraft Rank	Aircraft Type	Delivery Month/Quarter	Aircraft defined as
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Aircraft Rank	Aircraft Type	Delivery Month/Quarter	Aircraft defined as
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

UNQUOTE

4.	PREDELIVERY PAYMENTS

The Parties agree that [***]

- [***]

[***]

11.	CONFIDENTIALITY

This Amendment No. 24 is subject to the confidentiality provisions set forth in Clause 22.10 of the Agreement.

12.	LAW AND JURISDICTION

This Amendment No. 24 shall be governed by and construed in accordance with the laws of England. Any dispute arising out of or in connection with this Amendment No. 24 shall be within the exclusive jurisdiction of the Courts of England.

13.	MISCELLANEOUS PROVISIONS

If not otherwise expressly stated in this Amendment No. 24, the Agreement, its Exhibits and Letter Agreements shall apply also to this Amendment No 24.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

This Amendment No. 24 supersedes any previous understandings, commitments or representations whatsoever oral or written with respect to the matters referred to herein.

The Agreement between the Seller and the Buyer shall be deemed amended to the extent herein provided, and, except as specifically amended hereby, shall continue in full force and effect in accordance with its original terms.

The Parties agree that this Amendment No.24 shall constitute an integral, non-severable part of the Agreement and be governed by all of its provisions.

In the event of any inconsistency between the Agreement and the present Amendment No. 24, the latter shall prevail to the extent of said inconsistency.

This Amendment No. 24 may be signed by the Parties hereto in separate counterparts, each of which when so signed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

14.	SEVERABILITY

In the event that any provision of this Amendment No. 24 should for any reason be held ineffective, the remainder of this Amendment No. 24 shall remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law which renders any provision of this Amendment No. 24 prohibited or unenforceable in any respect. Any provisions of this Amendment No. 24 which may prove to be or become, illegal, invalid or unenforceable in whole or in part, shall as far as reasonably possible, and subject to applicable law, be performed in accordance with the spirit and purpose of this Amendment No. 24.

This Amendment No. 24 has been executed in two (2) original specimens which are in English.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

IN WITNESS WHEREOF this Amendment No. 24 to the Agreement was duly entered into the day and year first above written.

For and on behalf of	For and on behalf of

LATAM AIRLINES GROUP S.A.	AIRBUS S.A.S.

Name :	Name :

Title :	Title :

Name :

Title :

Witness

Name :

Title :

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.